UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________

FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)
39400 Woodward Avenue, Suite 130 Bloomfield Hills, Michigan (Address of principal executive offices)		48304 (Zip Code)
Registrant's telephone number, including area code: (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 16, 2015, the Board of Directors of TriMas Corporation (the “Corporation”) amended the Corporation’s Second Amended and Restated Bylaws by adding a new Article VI Section 8, which provides that unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Corporation, any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Corporation’s Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware), in all cases subject to such court having personal jurisdiction over the indispensable parties named as defendants. The Board determined that adoption of the forum selection Bylaw is in the best interests of the Corporation and its stockholders for a number of reasons, including the importance of preventing the unnecessary diversion of corporate resources to address costly, wasteful and duplicative multi-forum litigation, facilitating increased consistency and predictability in litigation outcomes and recent caselaw developments in other jurisdictions upholding the Board’s authority to adopt such Bylaws and their validity. The adoption of the forum selection clause is effective as of December 16, 2015. A copy of the Third Amended and Restated Bylaws is filed herewith as Exhibit 3.1.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of TriMas Corporation, as amended on December 16, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

December 18, 2015	By:	/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of TriMas Corporation, as amended on December 16, 2015

Exhibit 3.1

The Third Amended and Restated TriMas Bylaws of TriMas Corporation